UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21563

Eaton Vance Short Duration Diversified Income Fund
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482 8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2005

Item 1. Reports to Stockholders

Semiannual Report April 30, 2005

EATON VANCE
SHORT
DURATION
DIVERSIFIED
INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. The Fund and its underlying Portfolio will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

INVESTMENT UPDATE

The Fund

Performance

•                  We are pleased to welcome the shareholders of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), a closed-end fund traded on the New York Stock Exchange under the symbol EVG. Based on the Fund’s April 2005 monthly dividend of $0.113 and a closing share price of $18.01, the Fund had a market yield of 7.50% as of April 30, 2005.(1)

•                  Based on share price (traded on the New York Stock Exchange), the Fund had a total return of -5.12% during the period from inception on February 28, 2005 through April 30, 2005. That return was the result of a decrease in share price from $19.10 (offering price, less all commissions and fees) on February 28, 2005 to $18.01 on April 30, 2005 and the reinvestment of $0.113 in monthly dividends.(2)

•                  Based on net asset value (NAV) per share for the period from inception on February 28, 2005 through April 30, 2005, the Fund had a total return of -0.59%. This return resulted from a decrease in NAV per share from $19.10 (offering price, less all commissions and fees) on February 28, 2005 to $18.87 on April 30, 2005, and the reinvestment of $0.113 in monthly dividends.(2)

Management Discussion

•                  The Fund’s investment objective is to provide a high level of current income from a diversified short duration portfolio. The Fund invests primarily in three categories: senior floating-rate loans, foreign obligations and mortgage-backed securities. In its initial months of operation, the Fund’s managers directed their efforts at investing and diversifying the Fund’s assets within these three categories.

•                  Within the senior, floating-rate loan segment, the Fund had exposure to companies that respond to economic growth, as well as non-cyclical companies whose earnings are less dependent on economic expansion. At April 30, 2005, the Fund’s loan investments spanned 35 industries, with no single industry representing as much as 4% of the Fund’s net assets. The Fund’s largest industry weightings at April 30, 2005 were publishing, health care, telecommunications, automotive and building and development.

•                  Due to relatively stable credit conditions and continuing strong technical factors, credit spreads in the loan market remained at historical lows and prices were slightly above par at the beginning of 2005. However, in recent weeks, loan pricing eased slightly in response to significant spread widening in the high-yield bond market. Importantly, the loan market once again demonstrated relatively lower volatility than the high-yield and equity markets. This was largely due to the seniority and floating-rate characteristics of loans.

•                  Within the mortgage-backed securities (MBS) segment, management focused the Fund’s investments on the seasoned segment of the market. In a stable to rising interest rate environment, seasoned MBS typically benefit from declining prepayment rates and tighter yield spreads over U.S. Treasuries. Yield spreads on seasoned MBS have tightened approximately 35-40 basis points (0.35-0.40%) since the inception of the Fund on February 28, 2005, while prepayments have stabilized in the 20-25% per annum range.

•                  The Fund’s investments in foreign obligations generally took the form of long and short forward foreign currency contracts and other foreign obligation derivatives. In Europe, the Fund’s currency exposures included the Polish zloty, the Slovakian koruna and the Turkish lira, all declining during the period. However, this loss was partially offset by the Fund’s short position in the euro, which was under pressure due, in part, to speculation that referenda on the European Union constitution would fail. The Fund’s Asian currency exposure was also modestly negative, as the Indonesian rupiah, Thai baht and Taiwanese dollar registered declines. The Fund was modestly helped by its investments in a rising Indian rupee.

Shares of the Fund are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will vary.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

(1)       The Fund’s market yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.

(2)     Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PERFORMANCE

Performance (1)

Average Annual Total Return (by share price, NYSE)	-5.12%%
Life of Fund (2/28/05)

Average Annual Total Return (at net asset value)
Life of Fund (2/28/05)	-0.59%

(1)       Share price and net asset value on 2/28/05 are calculated assuming an offering price of $20.00, less the sales load of $0.90 per share paid by the shareholder.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return.

Fund Allocations (2)

(2)          Fund Allocations are as of 4/30/05 and are as a percentage of the Fund’s total leveraged assets. Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the notional value of long and short forward foreign currency contracts and other foreign obligations derivatives held by the Fund. Fund Allocations are subject to change due to active management. The following Portfolio of Investments is reported based on a percentage of total net assets. Please refer to definition of total leveraged assets within the Notes to Financial Statements included herein.

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Senior, Floating Rate Interests - 48.1%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense - 0.7%
Hexcel Corp.
$1,000,000	Term Loan, 4.83%, Maturing March 1, 2012		$1,012,344
K&F Industries, Inc.
620,476	Term Loan, 5.57%, Maturing November 18, 2012		631,657
Vought Aircraft Industries, Inc.
181,818	Term Loan, 5.02%, Maturing December 17, 2011		184,545
816,257	Term Loan, 5.57%, Maturing December 22, 2011		829,011
			$2,657,557
Air Transport - 0.2%
United Airlines, Inc.
$726,478	DIP Loan, 8.00%, Maturing June 30, 2005		$731,321
			$731,321
Automotive - 3.4%
Accuride Corp.
$808,409	Term Loan, 5.31%, Maturing January 31, 2012		$809,082
Affina Group, Inc.
995,000	Term Loan, 5.44%, Maturing November 30, 2011		1,008,184
CSA Acquisition Corp.
382,375	Term Loan, 5.13%, Maturing December 23, 2011		384,127
615,125	Term Loan, 5.13%, Maturing December 23, 2011		617,944
Exide Technologies
1,549,748	Term Loan, 6.15%, Maturing May 5, 2010	EUR	1,995,646
Goodyear Tire & Rubber Co.
1,000,000	Revolving Loan, 0.00%, Maturing April 30, 2010(2)		996,875
635,000	Term Loan, 5.89%, Maturing April 30, 2010		630,805
500,000	Term Loan, 6.64%, Maturing March 1, 2011		476,250
HLI Operating Co., Inc.
500,000	Term Loan, 8.69%, Maturing June 3, 2010		498,750
R.J. Tower Corp.
370,000	DIP Loan, 6.19%, Maturing February 2, 2007		374,086
Tenneco Automotive, Inc.
963,141	Term Loan, 5.12%, Maturing December 12, 2009		983,207
418,922	Term Loan, 5.11%, Maturing December 12, 2010		427,649
Trimas Corp.
997,501	Term Loan, 6.90%, Maturing December 31, 2009		1,013,294
TRW Automotive, Inc.
997,500	Term Loan, 3.88%, Maturing October 31, 2010		1,002,176
997,500	Term Loan, 4.38%, Maturing June 30, 2012		1,000,867
			$12,218,942

Principal Amount	Borrower/Tranche Description	Value
Beverage and Tobacco - 0.5%
Constellation Brands, Inc.
$1,246,250	Term Loan, 4.99%, Maturing November 30, 2011	$1,258,615
National Dairy Holdings, L.P.
500,000	Term Loan, 4.97%, Maturing March 15, 2012	506,562
		$1,765,177
Building and Development - 3.1%
AIMCO Properties, L.P.
$1,500,000	Term Loan, 4.75%, Maturing November 2, 2009	$1,526,250
General Growth Properties, Inc.
2,000,000	Term Loan, 5.11%, Maturing November 12, 2007	2,011,980
LNR Property Corp.
1,469,955	Term Loan, 5.81%, Maturing March 8, 2008	1,477,856
NCI Building Systems, Inc.
750,000	Term Loan, 4.75%, Maturing June 18, 2010	760,078
Nortek, Inc.
1,000,000	Term Loan, 5.59%, Maturing August 27, 2011	1,014,375
Stile Acquisition Corp.
194,834	Term Loan, 6.75%, Maturing April 6, 2013	195,139
Stile U.S. Acquisition Corp.
195,166	Term Loan, 6.75%, Maturing April 6, 2013	195,471
Sugarloaf Mills, L.P.
1,000,000	Term Loan, 4.75%, Maturing April 7, 2007	1,000,000
The Macerich Partnership, L.P.
300,000	Term Loan, 6.35%, Maturing April 25, 2006	300,375
260,000	Term Loan, 6.25%, Maturing April 25, 2010	260,000
The Woodlands Community Property Co.
1,000,000	Term Loan, 5.11%, Maturing November 30, 2007	1,012,500
Trustreet Properties, Inc.
185,000	Term Loan, 4.89%, Maturing April 8, 2010	187,891
WFP Tower A Co., L.P.
1,000,000	Term Loan, 5.10%, Maturing June 12, 2006	1,000,938
		$10,942,853
Business Equipment and Services - 0.6%
DynCorp International, LLC
$500,000	Term Loan, 6.06%, Maturing February 11, 2011	$504,375
Global Imaging Systems, Inc.
498,744	Term Loan, 4.48%, Maturing May 10, 2010	501,082
Protection One, Inc.
210,000	Term Loan, 6.07%, Maturing April 18, 2011	212,362
Quintiles Transnational Corp.
1,000,000	Term Loan, 4.84%, Maturing September 25, 2009	1,005,000
		$2,222,819

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television - 3.0%
Adelphia Communications Corp.
$500,000	DIP Loan, 5.38%, Maturing March 31, 2006		$502,578
Charter Communications Operating, LLC
2,500,000	Term Loan, 6.19%, Maturing April 27, 2010		2,466,902
NTL Investment Holdings Ltd.
1,000,000	Term Loan, 8.00%, Maturing April 13, 2011	GBP	1,924,727
Telewest Global Finance, LLC
1,000,000	Term Loan, 2.25%, Maturing December 22, 2012	GBP	1,923,365
UGS Corp.
1,995,000	Term Loan, 4.87%, Maturing March 31, 2012		2,034,900
UPC Broadband Holdings B.V.
1,500,000	Term Loan, 4.27%, Maturing September 30, 2012	EUR	1,928,464
			$10,780,936
Chemicals and Plastics - 1.4%
Huntsman International, LLC
$1,227,318	Term Loan, 5.50%, Maturing December 31, 2010		$1,249,103
Innophos, Inc.
748,120	Term Loan, 5.36%, Maturing August 13, 2010		756,069
Niagara Acquisition, Inc.
1,000,000	Term Loan, 5.13%, Maturing February 11, 2012		1,012,500
Rockwood Specialties Group
1,500,000	Term Loan, 5.13%, Maturing July 30, 2012	EUR	1,957,726
			$4,975,398
Clothing/Textiles - 0.1%
St. John Knits International, Inc.
$175,000	Term Loan, 5.60%, Maturing March 23, 2012		$176,750
			$176,750
Conglomerates - 1.3%
Gentek, Inc.
$750,000	Term Loan, 5.81%, Maturing February 25, 2011		$748,711
Goodman Global Holdings, Inc.
500,000	Term Loan, 5.50%, Maturing December 23, 2011		508,437
Johnson Diversey, Inc.
255,000	Term Loan, 4.64%, Maturing November 30, 2009		256,912
1,372,825	Term Loan, 5.01%, Maturing November 30, 2009		1,391,487
PP Acquisition Corp.
1,110,000	Term Loan, 5.35%, Maturing November 12, 2011		1,123,875
Rexnord Corp.
466,101	Term Loan, 6.27%, Maturing November 25, 2009		467,995
			$4,497,417

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products - 2.5%
Ball Corp.
$1,054,532	Term Loan, 4.81%, Maturing December 31, 2009		$1,059,146
Berry Plastics Corp.
852,287	Term Loan, 4.77%, Maturing June 30, 2010		866,670
Celanese Holdings, LLC
998,778	Term Loan, 5.63%, Maturing April 6, 2009		1,017,661
996,368	Term Loan, 4.69%, Maturing April 6, 2011	EUR	1,302,340
Graham Packaging Holdings Co.
1,246,875	Term Loan, 5.64%, Maturing October 7, 2011		1,264,910
500,000	Term Loan, 7.31%, Maturing April 7, 2012		513,062
Graphic Packaging International, Inc.
1,000,000	Term Loan, 5.51%, Maturing August 8, 2009		1,015,375
Smurfit-Stone Container Corp.
341,166	Term Loan, 2.10%, Maturing November 1, 2010		347,403
1,037,207	Term Loan, 4.80%, Maturing November 1, 2011		1,054,817
617,481	Term Loan, 4.92%, Maturing November 1, 2011		627,965
			$9,069,349
Cosmetics/Toiletries - 0.5%
American Safety Razor Co.
$500,000	Term Loan, 5.71%, Maturing February 28, 2012		$508,750
Prestige Brands, Inc.
750,000	Term Loan, 5.38%, Maturing April 7, 2011		760,937
Revlon Consumer Products Corp.
656,250	Term Loan, 9.24%, Maturing July 9, 2010		684,141
			$1,953,828
Drugs - 0.4%
Warner Chilcott Corp.
$316,964	Term Loan, 5.72%, Maturing January 18, 2012		$320,134
146,429	Term Loan, 5.72%, Maturing January 18, 2012		147,893
786,607	Term Loan, 6.73%, Maturing January 18, 2012		794,473
			$1,262,500
Ecological Services and Equipment - 0.6%
Allied Waste Industries, Inc.
$202,703	Term Loan, 4.87%, Maturing January 15, 2010		$203,324
547,297	Term Loan, 5.14%, Maturing January 15, 2012		549,194
Environmental Systems, Inc.
744,557	Term Loan, 6.51%, Maturing December 12, 2008		758,983
Sensus Metering Systems, Inc.
434,783	Term Loan, 5.43%, Maturing December 17, 2010		439,130
65,217	Term Loan, 5.43%, Maturing December 17, 2010		65,870
			$2,016,501

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics/Electrical - 1.5%
AMI Semiconductor, Inc.
$255,000	Term Loan, 4.36%, Maturing April 1, 2012	$256,753
Amphenol Corp.
1,150,000	Term Loan, 4.33%, Maturing May 6, 2010	1,165,992
Memec Group, Ltd.
1,000,000	Term Loan, 5.53%, Maturing June 15, 2009	1,000,000
Rayovac Corp.
1,500,000	Term Loan, 4.86%, Maturing February 1, 2015	1,527,657
Telcordia Technologies, Inc.
425,000	Term Loan, 5.83%, Maturing September 15, 2012	423,141
United Online, Inc.
461,111	Term Loan, 5.95%, Maturing December 13, 2008	467,451
Vertafore, Inc.
498,750	Term Loan, 5.62%, Maturing December 22, 2010	505,608
		$5,346,602
Equipment Leasing - 0.4%
Ashtead Group, PLC
$1,000,000	Term Loan, 5.31%, Maturing November 12, 2009	$1,014,375
Maxim Crane Works, L.P.
500,000	Term Loan, 8.56%, Maturing January 28, 2012	514,062
		$1,528,437
Financial Intermediaries - 0.8%
Fidelity National Information Solutions, Inc.
$1,817,625	Term Loan, 4.66%, Maturing March 9, 2013	$1,813,081
Refco Group Ltd., LLC
996,914	Term Loan, 5.02%, Maturing August 5, 2011	1,006,883
		$2,819,964
Food Products - 1.4%
Acosta Sales Co., Inc.
$1,250,000	Term Loan, 5.58%, Maturing August 13, 2010	$1,267,187
Doane Pet Care Co.
750,000	Term Loan, 6.70%, Maturing November 5, 2009	764,531
Dole Food Company, Inc.
250,000	Term Loan, 4.57%, Maturing April 18, 2012	250,000
Herbalife International, Inc.
997,500	Term Loan, 4.66%, Maturing December 21, 2010	1,015,580
Michael Foods, Inc.
1,000,000	Term Loan, 6.59%, Maturing November 20, 2011	1,030,000
Nash-Finch Co.
500,000	Term Loan, 5.00%, Maturing November 12, 2010	508,125
		$4,835,423

Principal Amount	Borrower/Tranche Description	Value
Food Service - 0.9%
Denny's, Inc.
$997,502	Term Loan, 6.33%, Maturing September 21, 2009	$1,023,687
Domino's, Inc.
1,163,146	Term Loan, 4.88%, Maturing June 25, 2010	1,182,532
Jack in the Box, Inc.
985,380	Term Loan, 4.70%, Maturing January 8, 2011	1,000,777
		$3,206,996
Food/Drug Retailers - 1.1%
General Nutrition Centers, Inc.
$997,475	Term Loan, 5.97%, Maturing December 5, 2009	$1,009,527
Rite Aid Corp.
1,241,880	Term Loan, 4.73%, Maturing September 22, 2009	1,250,418
The Jean Coutu Group (PJC), Inc.
1,496,241	Term Loan, 5.50%, Maturing July 30, 2011	1,520,905
		$3,780,850
Forest Products - 0.4%
RLC Industries Co.
$1,523,158	Term Loan, 4.59%, Maturing February 24, 2010	$1,530,774
		$1,530,774
Healthcare - 3.4%
Alliance Imaging, Inc.
$493,429	Term Loan, 5.39%, Maturing December 29, 2011	$500,214
AMN Healthcare, Inc.
442,413	Term Loan, 6.10%, Maturing October 2, 2008	447,667
AMR HoldCo, Inc.
500,000	Term Loan, 5.35%, Maturing February 10, 2012	506,875
Colgate Medical, Ltd.
1,315,789	Term Loan, 5.09%, Maturing December 30, 2008	1,332,237
Community Health Systems, Inc.
997,494	Term Loan, 4.64%, Maturing August 19, 2011	1,009,859
Encore Medical IHC, Inc.
592,500	Term Loan, 5.90%, Maturing October 4, 2010	601,017
Envision Worldwide, Inc.
500,000	Term Loan, 8.13%, Maturing September 30, 2010	505,000
Healthsouth Corp.
446,875	Term Loan, 5.52%, Maturing June 14, 2007	449,738
53,125	Term Loan, 2.85%, Maturing March 21, 2010	53,465
Kinetic Concepts, Inc.
432,308	Term Loan, 4.85%, Maturing August 11, 2010	439,198
Knowledge Learning Corp.
959,259	Term Loan, 5.56%, Maturing January 7, 2012	969,001
Lifepoint Hospitals, Inc.
815,000	Term Loan, 4.58%, Maturing April 15, 2012	817,547

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Medcath Holdings Corp.
$498,744	Term Loan, 5.55%, Maturing June 30, 2011	$505,913
National Mentor, Inc.
997,494	Term Loan, 5.27%, Maturing September 30, 2011	1,013,080
Select Medical Holding Corp.
500,000	Term Loan, 4.63%, Maturing February 24, 2012	499,312
Talecris Biotherapeutics, Inc.
250,000	Term Loan, 6.17%, Maturing March 31, 2010	251,250
Triad Hospitals Holdings, Inc.
1,304,921	Term Loan, 5.07%, Maturing September 30, 2006	1,319,058
Vanguard Health Holding Co., LLC
748,120	Term Loan, 6.34%, Maturing September 23, 2011	762,849
		$11,983,280
Home Furnishings - 0.4%
Jarden Corp.
$498,750	Term Loan, 5.09%, Maturing January 24, 2012	$501,815
Oreck Corp.
500,000	Term Loan, 5.85%, Maturing February 2, 2012	506,250
Sealy Mattress Co.
555,000	Term Loan, 4.94%, Maturing April 6, 2012	558,237
		$1,566,302
Industrial Equipment - 0.6%
Douglas Dynamics Holdings, Inc.
$997,500	Term Loan, 5.02%, Maturing December 16, 2010	$1,004,981
MTD Products, Inc.
1,250,000	Term Loan, 4.63%, Maturing June 1, 2010	1,256,250
		$2,261,231
Insurance - 0.4%
Conseco, Inc.
$500,000	Term Loan, 6.56%, Maturing June 22, 2010	$509,792
Hilb, Rogal & Hobbs Co.
975,056	Term Loan, 5.38%, Maturing June 30, 2007	989,073
		$1,498,865
Leisure Goods/Activities/Movies - 3.0%
Cinemark, Inc.
$1,480,038	Term Loan, 4.35%, Maturing March 31, 2011	$1,508,252
Fender Musical Instruments Co.
250,000	Term Loan, 9.25%, Maturing March 30, 2012	248,750
Loews Cineplex Entertainment Corp.
2,020,201	Term Loan, 4.01%, Maturing July 30, 2011	2,053,976
Metro-Goldwyn-Mayer Holdings
2,165,000	Term Loan, 5.38%, Maturing April 8, 2012	2,170,075

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods/Activities/Movies (continued)
Regal Cinemas Corp.
$1,994,962	Term Loan, 4.84%, Maturing November 10, 2010	$2,026,668
Six Flags Theme Parks, Inc.
1,497,487	Term Loan, 5.38%, Maturing June 30, 2009	1,504,819
Universal City Development Partners, Ltd.
997,500	Term Loan, 4.90%, Maturing June 9, 2011	1,013,086
		$10,525,626
Lodging and Casinos - 2.0%
CNL Hospitality Partners, L.P.
$500,000	Term Loan, 5.39%, Maturing October 13, 2006	$508,125
Isle of Capri Casinos, Inc.
1,995,000	Term Loan, 4.61%, Maturing February 4, 2012	2,024,177
Marina District Finance Co., Inc.
997,500	Term Loan, 4.99%, Maturing October 14, 2011	1,010,385
Pinnacle Entertainment, Inc.
1,000,000	Term Loan, 6.07%, Maturing August 27, 2010	1,015,625
Resorts International Holdings, LLC
231,299	Term Loan, 7.25%, Maturing March 24, 2012	231,299
195,000	Term Loan, 8.81%, Maturing March 22, 2013	195,000
Venetian Casino Resort, LLC
256,410	Term Loan, 0.00%, Maturing June 15, 2011(2)	257,532
1,243,590	Term Loan, 4.81%, Maturing June 15, 2011	1,252,450
Wynn Las Vegas, LLC
500,000	Term Loan, 5.18%, Maturing December 14, 2011	508,203
		$7,002,796
Nonferrous Metals/Minerals - 1.0%
Foundation Coal Corp.
$961,170	Term Loan, 5.03%, Maturing July 30, 2011	$976,388
Murray Energy Corp.
750,000	Term Loan, 5.94%, Maturing January 28, 2010	752,813
Novelis, Inc.
512,241	Term Loan, 4.50%, Maturing January 6, 2012	520,449
889,682	Term Loan, 4.50%, Maturing January 6, 2012	903,937
Trout Coal Holdings, LLC
500,000	Term Loan, 9.75%, Maturing March 23, 2012	510,313
		$3,663,900
Oil and Gas - 1.7%
El Paso Corp.
$1,244,980	Term Loan, 5.88%, Maturing November 23, 2009	$1,255,441
LB Pacific, L.P.
720,000	Term Loan, 6.01%, Maturing March 3, 2012	726,750
Lyondell-Citgo Refining, L.P.
1,985,000	Term Loan, 4.59%, Maturing May 21, 2007	2,016,016

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas (continued)
Magellan Midstream Holdings, L.P.
$468,801	Term Loan, 5.09%, Maturing December 10, 2011		$477,005
Semgroup, L.P.
576,923	Term Loan, 6.50%, Maturing August 27, 2008		583,233
881,850	Term Loan, 7.50%, Maturing August 27, 2008		891,496
			$5,949,941
Publishing - 3.5%
Advanstar Communications, Inc.
$408,740	Term Loan, 7.57%, Maturing November 17, 2007		$411,721
Advertising Directory Solution
990,750	Term Loan, 5.07%, Maturing November 9, 2011		994,671
997,500	Term Loan, 6.82%, Maturing May 9, 2012		1,020,567
CBD Media, LLC
980,392	Term Loan, 5.63%, Maturing December 31, 2009		994,894
Dex Media East, LLC
1,947,807	Term Loan, 4.64%, Maturing May 8, 2009		1,979,053
Dex Media West, LLC
951,153	Term Loan, 4.76%, Maturing March 9, 2010		966,015
Liberty Group Operating, Inc.
1,000,000	Term Loan, 5.13%, Maturing February 28, 2012		1,015,208
R.H. Donnelley Corp.
1,994,987	Term Loan, 4.80%, Maturing June 30, 2011		2,022,646
SP Newsprint Co.
652,602	Term Loan, 5.83%, Maturing January 9, 2010		666,470
320,394	Term Loan, 6.06%, Maturing January 9, 2010		322,997
World Directories ACQI Corp.
1,500,000	Term Loan, 5.37%, Maturing November 29, 2013	EUR	1,956,136
			$12,350,378
Radio and Television - 1.3%
ALM Media Holdings, Inc.
$500,000	Term Loan, 5.36%, Maturing March 4, 2010		$500,000
DirecTV Holdings, LLC
1,255,000	Term Loan, 4.45%, Maturing April 13, 2013		1,260,177
Nexstar Broadcasting, Inc.
394,048	Term Loan, 4.87%, Maturing October 1, 2012		396,839
415,952	Term Loan, 4.87%, Maturing October 1, 2012		418,898
PanAmSat Corp.
403,594	Term Loan, 5.45%, Maturing August 20, 2010		407,217
188,162	Term Loan, 5.45%, Maturing August 20, 2010		190,966
Rainbow National Services, LLC
500,000	Term Loan, 5.69%, Maturing March 31, 2012		507,552
Raycom National, LLC
1,000,000	Term Loan, 4.56%, Maturing April 6, 2012		1,013,750
			$4,695,399

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) - 0.7%
Josten's Corp.
$1,000,000	Term Loan, 5.19%, Maturing October 4, 2011	$1,015,729
Oriental Trading Co., Inc.
493,245	Term Loan, 5.63%, Maturing August 4, 2010	499,719
Stewert Enterprises, Inc.
974,747	Term Loan, 4.64%, Maturing November 19, 2011	987,540
		$2,502,988
Surface Transport - 0.3%
Rural/Metro Operating Co., LLC
$102,941	Term Loan, 5.37%, Maturing March 4, 2011	$103,263
397,059	Term Loan, 5.43%, Maturing March 4, 2011	398,300
Sirva Worldwide, Inc.
500,000	Term Loan, 5.53%, Maturing December 10, 2010	492,813
		$994,376
Telecommunications - 3.5%
Alaska Communications Systems Holdings, Inc.
$500,000	Term Loan, 5.09%, Maturing February 1, 2012	$505,000
Centennial Cellular Operating Co., LLC
748,111	Term Loan, 5.45%, Maturing February 9, 2011	758,281
Fairpoint Communications, Inc.
2,000,000	Term Loan, 5.17%, Maturing February 8, 2012	2,025,500
Intelsat Ltd.
500,000	Term Loan, 4.88%, Maturing July 28, 2011	504,125
NTelos, Inc.
498,750	Term Loan, 5.57%, Maturing February 18, 2011	498,958
Qwest Corp.
2,000,000	Term Loan, 7.39%, Maturing June 4, 2007	2,060,626
Spectrasite Communications, Inc.
997,500	Term Loan, 4.52%, Maturing May 23, 2012	1,007,371
Stratos Global Corp.
500,000	Term Loan, 5.34%, Maturing December 3, 2010	506,407
Syniverse Holdings, Inc.
498,750	Term Loan, 5.01%, Maturing February 15, 2012	507,478
Triton PCS, Inc.
750,000	Term Loan, 6.32%, Maturing November 18, 2009	759,938
Valor Telecom Enterprise, LLC
1,225,000	Term Loan, 5.07%, Maturing February 14, 2012	1,240,313
Western Wireless Corp.
2,000,000	Term Loan, 6.01%, Maturing May 31, 2011	2,011,458
		$12,385,455
Utilities - 1.5%
Cogentrix Deleware Holdings, Inc.
$400,000	Term Loan, 4.71%, Maturing April 14, 2012	$401,400

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
KGen, LLC
$190,000	Term Loan, 5.64%, Maturing August 5, 2011	$186,200
NRG Energy, Inc.
546,875	Term Loan, 4.33%, Maturing December 24, 2011	553,779
701,367	Term Loan, 5.25%, Maturing December 24, 2011	710,222
Pike Electric, Inc.
750,000	Term Loan, 5.19%, Maturing July 1, 2012	761,485
Plains Resources, Inc.
500,000	Term Loan, 4.87%, Maturing July 23, 2010	507,032
Reliant Energy, Inc.
748,125	Term Loan, 6.04%, Maturing December 22, 2010	749,060
Texas Genco, LLC
438,462	Term Loan, 4.00%, Maturing December 14, 2011	442,389
1,058,885	Term Loan, 5.01%, Maturing December 14, 2011	1,068,370
		$5,379,937
	Total Senior, Floating Rate Interests (identified cost $171,772,407)	$171,080,868
Mortgage Pass-Throughs - 38.4%
Principal Amount (000's omitted)	Security	Value
Federal Home Loan Mortgage Corp.:
$11,160	7.00%, with maturity at 2013	$11,732,826
21,097	8.00%, with various maturities to 2031	22,868,086
10,263	8.50%, with maturity at 2031	11,375,634
1,675	9.00%, with maturity at 2031	1,881,174
		$47,857,720
Federal National Mortgage Association:
$5,359	6.00%, with maturity at 2026	$5,543,982
21,439	6.50%, with maturity at 2018	22,328,785
8,121	7.50%, with maturity at 2028	8,752,456
1,024	8.50%, with maturity at 2027	1,132,209
801	9.00%, with maturity at 2028	894,163
3,130	10.00%, with various maturities to 2026	3,624,090
		$42,275,685
Government National Mortgage Association:
$1,492	6.50%, with maturity at 2024	$1,566,873
1,462	8.00%, with maturity at 2017	1,590,652
7,931	9.00%, with maturities at 2026	8,905,584
		$12,063,109
Collateralized Mortgage Obligations:
$6,149	Federal Home Loan Mortgage Corp., Series 2137, Class Z, 6.00%, 3/15/29	$6,392,295

Principal Amount (000's omitted)	Security	Value
$6,686	Federal Home Loan Mortgage Corp., Series 2167, Class BZ, 7.00%, 6/15/29	$7,125,838
606	Federal National Mortgage Association, Series 1989-89, Class H, 9.00%, 11/25/19	666,895
10,060	Federal National Mortgage Association, Series 1993-84, Class M, 7.50%, 6/25/23	10,603,513
3,342	Federal National Mortgage Association, Series 1997-38, Class N, 8.00%, 5/20/27	3,606,973
5,662	Federal National Mortgage Association, Series G-33, Class PT, 7.00%, 10/25/21	5,986,472
		$34,381,986
	Total Mortgage Pass-Throughs (identified cost $136,590,155)	$136,578,500
Corporate Bonds & Notes - 0.4%
Principal Amount (000's omitted)	Security	Value
Financial Intermediaries - 0.1%
General Motors Acceptance Corp., Variable Rate
$155	4.395%, 10/20/05	$154,686
40	3.695%, 5/18/06	39,217
		$193,903
Radio and Television - 0.3%
Paxson Communications Corp., Variable Rate
$1,000	5.891%, 1/15/10(3)	$995,000
		$995,000
	Total Corporate Bonds & Notes (identified cost $1,197,215)	$1,188,903
Sovereign Issues - 1.1%

Principal Amount (000's omitted)	Security		Value
Republic of Colombia
$9,304,000	11.75%, 3/1/10	COP	$4,035,984
			$4,035,984
		Total Sovereign Issues (identified cost $4,139,465)	$4,035,984

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

U.S. Treasury Obligations - 5.9%
Principal Amount (000's omitted)	Security	Value
$20,000	United States Treasury Note, 12.75%, 11/15/10	$21,002,360
	Total U.S. Treasury Obligations (identified cost $21,332,531)	$21,002,360
Commercial Paper - 8.4%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$100,000	05/02/05	Broadhollow Funding, LLC	3.10%	$99,991
17,500,000	05/02/05	Broadhollow Funding, LLC	3.00%	17,498,542
12,450,000	05/02/05	Ecolab, Inc.	2.98%	12,448,970
			Total Commercial Paper (at amortized cost $30,047,503)	$30,047,503

Gross Investments - 102.3% (identified cost $365,079,276)	$363,934,118
Less Unfunded Loan Commitments - (0.4)%	$(1,256,410)
Net Investments - 101.9% (identified cost $363,822,866)	$362,677,708
Other Assets, Less Liabilities - (1.9)%	$(6,902,916)
Net Assets - 100.0%	$355,774,792

EUR - Euro

GBP - British Pound

COP - Colombian Peso

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2005, the aggregate value of the securities is $995,000 or 0.3% of the Fund's net assets.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2005

Assets
Investments, at value (identified cost, $363,822,866)	$362,677,708
Cash	7,389,455
Foreign currency, at value (cost $9,432)	9,432
Receivable from the Investment Adviser	5,000
Receivable for open swap contracts	1,388,687
Interest receivable	2,461,318
Receivable for open forward foreign currency contracts	610,303
Prepaid expenses	16,081
Total assets	$374,557,984
Liabilities
Payable for investments purchased	$16,438,448
Payable for open forward foreign currency contracts	1,583,039
Payable to affiliate for Trustees' fees	8,530
Other liabilities	15,626
Accrued expenses	737,549
Total liabilities	$18,783,192
Net Assets	$355,774,792
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 18,855,000 shares issued and outstanding	$188,550
Additional paid-in capital	359,223,426
Accumulated net realized loss (computed on the basis of identified cost)	(4,351,177)
Accumulated undistributed net investment income	1,444,049
Net unrealized depreciation (computed on the basis of identified cost)	(730,056)
Net Assets	$355,774,792
Net Asset Value
($355,774,792 ÷ 18,855,000 shares issued and outstanding)	$18.87

Statement of Operations

For the Period Ended April 30, 2005(1)

Investment Income
Interest	$3,123,483
Total investment income	$3,123,483
Expenses
Investment adviser fee	$645,042
Trustees' fees and expenses	8,530
Custodian fee	38,899
Legal and accounting services	24,630
Organization expenses	20,000
Printing and postage	12,992
Transfer and dividend disbursing agent fees	10,496
Miscellaneous	9,221
Total expenses	$769,810
Deduct -
Reduction of custodian fee	$13,097
Reduction of investment adviser fee	172,011
Expense reimbursement from investment adviser	20,000
Total expense reductions	$205,108
Net expenses	$564,702
Net investment income	$2,558,781
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$(976,160)
Foreign currency and forward foreign currency exchange contract transactions	(2,368,561)
Net realized loss	$(3,344,721)
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$(1,145,158)
Swap contracts	1,388,687
Foreign currency and forward foreign currency exchange contracts	(973,585)
Net change in unrealized appreciation (depreciation)	$(730,056)
Net realized and unrealized loss $	(4,074,777)
Net decrease in net assets from operations	$(1,515,996)

(1)  For the period from the start of business, February 28, 2005, to April 30, 2005.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Changes in Net Assets

Increase (Decrease) in Net Assets	Period Ended April 30, 2005(1)
From operations - Net investment income	$2,558,781
Net realized loss from investment transactions, foreign currency and forward foreign currency exchange contract transactions	(3,344,721)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	(730,056)
Net decrease in net assets from operations	$(1,515,996)
Distributions to shareholders - From net investment income	$(2,121,188)
Total distributions to shareholders	$(2,121,188)
Capital share transactions - Proceeds from sale of common shares(2)	$360,035,000
Offering costs	(723,024)
Net increase in net assets from capital share transactions	$359,311,976
Net increase in net assets	$355,674,792
Net Assets
At beginning of period	$100,000
At end of period	$355,774,792
Accumulated undistributed net investment income included in net assets
At end of period	$1,444,049

(1)  For the period from the start of business, February 28, 2005, to April 30, 2005.

(2)  Proceeds from sales of shares net of sales load paid of $16,965,000.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

FINANCIAL STATEMENTS (Unaudited) CONT'D

Financial Highlights

Period Ended April 30, 2005(1)(2)
Net asset value - Beginning of period(3)	$19.100
Income (loss) from operations
Net investment income	$0.140
Net realized and unrealized loss	(0.217)
Total loss from operations	$(0.077)
Less distributions
From net investment income	$(0.113)
Total distributions	$(0.113)
Offering costs charged to paid-in capital	$(0.040)
Net asset value - End of period	$18.870
Market value - End of period	$18.010
Total Investment Return on Net Asset Value(4)	(0.59)%
Total Investment Return on Market Value(4)	(5.12)%

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

FINANCIAL STATEMENTS (Unaudited) CONT'D

Financial Highlights

	Period Ended April 30, 2005(1)
Ratios/Supplemental Data†
Net assets, end of period (000's omitted)	$355,775
Ratios (As a percentage of average daily net assets):
Net expenses	0.97	%(5)
Net expenses after custodian fee reduction	0.95	%(5)
Net investment income	4.29	%(5)
Portfolio Turnover	70%

†  The operating expenses of the Fund reflect a reduction of the investment adviser fee and a reimbursement of expenses by the Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.29	%(5)
Expenses after custodian fee reduction	1.27	%(5)
Net investment income	3.97	%(5)
Net investment income per share	$0.130

(1)  For the period from the start of business, February 28, 2005, to April 30, 2005.

(2)  Computed using average common shares outstanding.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported. Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(5)  Annualized.

See notes to financial statements

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a newly organized, diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 15, 2004. The Fund's investment objective is to provide a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its primary goal of high current income. The Fund pursues its objectives by investing its assets primarily in; senior, secured floating-rate loans made to corporate and other business entities; bank deposits denominated in foreign currencies, debt obligations of foreign governmental and corporate issuers, including emerging market issuers, which are denominated in foreign currencies or U.S. dollars, and positions in foreign currencies (Foreign Obligations); and mortgage-backed securities that are issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities or that are issued by private issuers. These investments may consist of derivatives. Senior Loans are typically of below investment grade quality, as may be certain Foreign Obligations and other Fund investments. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed on the NASDAQ National Market System generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. The Fund's investments include interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Fund's investment adviser, EatonVance Management (EVM), under procedures established by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan.

Non-loan holdings (other than debt securities, including short term obligations) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sale price on the exchange that is the primary market for such securities, or the average of the last quoted bid price and asked price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be based upon a dealer quotation.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at the mean between the bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Mortgage-backed "pass-through" securities are valued through use of an independent matrix pricing system applied by the investment adviser which takes into account closing bond valuations, yield differentials, anticipated prepayments and interest rates provided by dealers. Securities for which there is no such quotation or valuations and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees.

For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

B  Income - Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Offering Costs - Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

E  Unfunded Loan Commitments - The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Financial Futures Contracts - Upon entering into a financial futures contract, the Fund is required to deposit an amount (initial margin) either in cash or securities, equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Fund.

If the Fund enters into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Fund's investment in financial futures contracts is designed for both hedging against anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

H  Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

I  Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

J  Credit Default Swaps - The Fund may enter into credit default swaps for investment and risk management purposes, including diversification. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par or other agreed-upon value, of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have made a stream of payments and received no benefit from the contract reducing exposure to the credit by the notional amount of the contract. When the Fund is the seller of a credit default swap contract, it receives a stream of payments, but is obligated to pay par value of the notional amount of the contract upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

K  Other - Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of the securities sold.

L  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

M  Indemnifications - Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

N  Interim Financial Statements - The interim financial statements relating to the period from the start of business, February 28, 2005, to April 30, 2005, have not been audited by an independent registered public

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

The Fund intends to make monthly distributions to shareholders and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences relate primarily to the different treatment for paydown gain/losses on mortgage-backed securities and the method for amortizing premiums.

The tax character of distributions paid for the period from the start of business, February 28, 2005 to April 30, 2005 was as follows:

Distributions declared from:
Ordinary Income	$2,121,188

During the period from the start of business, February 28, 2005, to April 30, 2005, accumulated undistributed net investment income was increased by $1,006,456, and accumulated net realized loss was increased by $1,006,456. This change had no effect on the net assets or the net asset value per share.

As of April 30, 2005, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$1,305,024
Unrealized depreciation	$(715,234)
Other temporary differences	$-
Capital losses	$(4,226,974)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the Fund's average daily total leveraged assets, was earned by EVM as compensation for management and investment advisory services rendered to the Fund. "Total leveraged assets" means the value of all assets of the Fund (including assets acquired with financial leverage), plus the notional value of long and short forward foreign currency contracts and futures contracts and swaps based upon foreign currencies, issuers or markets held by the Fund, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. The advisory agreement provides that if investment leverage exceeds 40% on the Fund's total leveraged assets, the Adviser will not receive a management fee on total leveraged assets in excess of this amount. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions will be netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in Foreign Obligations in a given country denominated in the same currency, total leveraged assets will be calculated by excluding the smaller of the long or short position.

The "notional value" of a forward foreign currency contract or a futures contract or swap based upon foreign currencies, issuers or markets for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into. This amount remains constant throughout the life of the derivative contract. However, the negative or positive payment obligations of the Fund under the derivative contract are marked-to-market on a daily basis and are reflected in the Fund's net assets.

For the period from the start of business, February 28, 2005, to April 30, 2005, the fee was equivalent to 0.75% (annualized) of the Fund's average daily total leveraged assets for such period and amounted to $645,042. EVM serves as the administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund.

In addition, the Adviser has contractually agreed to reimburse the Fund for fees and other expenses in the amount of 0.20% (annualized) of average daily total leveraged assets of the Fund for the first five full years of the Fund's operations, 0.15% of average daily total leveraged assets of the Fund in year six, 0.10% in year

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

seven and 0.05% in year eight. For the period the start of business, February 28, 2005, to April 30, 2005, the Investment Adviser waived $172,011 of its advisory fee.

EVM has agreed to reimburse the Fund for costs incurred in the Fund's organization. For the period from the start of business, February 28, 2005, to April 30, 2005, EVM reimbursed the Fund $15,000 in organization expenses.

Trustees of the Fund, who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business, February 28, 2005, to April 30, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage-backed securities, for the period from the start of business, February 28, 2005, to April 30, 2005 were as follows:

Purchases
Investments (non-U.S. Government)	$183,263,980
U.S. Government Securities	365,622,474
$548,886,454
Sales
Investments (non-U.S. Government)	$6,052,375
U.S. Government Securities	205,817,527
$211,869,902

5  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

Period Ended April 30, 2005(1)
Sales	18,855,000
Net increase	18,855,000

(1)  For the period from the start of business, February 28, 2005, to April 30, 2005.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$363,808,044
Gross unrealized appreciation	$659,061
Gross unrealized depreciation	(1,789,397)
Net unrealized depreciation	$(1,130,336)

The unrealized appreciation on foreign currency, swaps and forward contracts at April 30, 2005 on a federal income tax basis was $415,102.

7  Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts, financial futures contracts, and swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2005 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

Settlement Date(s)	Deliver	In Exchange For	Net Unrealized Appreciation (Depreciation)
5/18/05	British Pound Sterling	United States Dollar
	2,018,000	3,794,849	$(56,439)
5/18/05	Euro 7,137,231	United States Dollar 9,167,941	(49,527)
5/31/05	Euro 5,500,000	United States Dollar 7,117,880	12,390
5/06/05	Japanese Yen 1,200,000,000	United States Dollar 11,104,325	(336,423)
5/04/05	New Mexican Peso 89,000,000	United States Dollar 7,900,928	(123,480)
			$(553,479)

Eaton Vance Short Duration Diversified Income Fund as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Purchases

Settlement Date(s)	In Exchange For	Deliver	Net Unrealized Appreciation (Depreciation)
5/23/05	Euro	Czech Koruna
	2,670,640	3,475,571	$27,533
5/17/05	Icelandic Krona 430,174,800	Euro 6,836,267	(40,494)
5/12/05	Indian Rupee 437,000,000	United States Dollar 9,946,512	87,522
5/31/05	Indonesian Rupiah 150,000,000,000	United States Dollar 15,486,269	134,007
5/04/05	New Mexican Peso 89,000,000	United States Dollar 7,913,925	110,483
5/12/05	New Taiwan Dollar 269,334,960	United States Dollar 8,584,928	45,229
5/31/05	New Taiwan Dollar 111,400,000	United States Dollar 3,547,771	36,896
5/04/05	Polish Zloty 35,363,000	Euro 11,210,653	(480,292)
5/04/05	Slovakia Koruna 341,926,000	Euro 11,371,232	(162,960)
5/31/05	Thai Baht 460,000,000	United States Dollar 11,627,907	38,814
5/04/05	Turkish Lira 12,927,000	United States Dollar 9,522,652	(215,995)
			$(419,257)

At April 30, 2005, the Fund had sufficient cash and/or securities to cover potential obligations arising from open forward contracts.

Credit Default Swaps

Notional Amount		Expiration Date	Description	Net Unrealized Appreciation
10,000,000	USD	3/20/2010	Agreement with Credit Suisse First Boston dated 3/05/2005 whereby the Fund will pay 2.01% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, Credit Suisse First Boston agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to Credit Suisse First Boston.	$692,263
10,000,000	USD	3/20/2010	Agreement with JP Morgan Chase Bank dated 3/05/2005 whereby the Fund will pay 2.00% per year times the notional amount. In exchange for that periodic payment, upon a default event in Turkey, JP Morgan Chase Bank agrees to pay the Fund the notional amount of the swap. To receive that payment, the Fund must deliver a bond (with par value equal to the notional amount of the swap) issued by Turkey to JP Morgan Chase Bank.	696,424

Eaton Vance Short Duration Diversified Income Fund

DIVIDEND REINVESTMENT PLAN

Each Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with each Fund's transfer agent, PFPC Inc., or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Short Duration Diversified Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Short Duration Diversified Income Fund
  c/o PFPC Inc.
  P.O.Box 43027
  Providence, RI 02940-3027
  800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of April 30, 2005, our records indicate that there are 12 registered shareholders and approximately 12,514 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
  The Eaton Vance Building
  255 State Street
  Boston, MA 02109
  1-800-225-6265

New York Stock Exchange Symbol

The New York Stock Exchange Symbol is EVG.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Prior to approving the investment advisory agreement (the "Advisory Agreement") between Eaton Vance Short Duration Diversified Income Fund (the "Fund") and Eaton Vance Management ("Eaton Vance" or the "Adviser"), the Special Committee of the Fund's Board of Trustees considered, among other things, the following:

•  A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance;

•  Information on the relevant peer group(s) of funds;

•  The economic outlook and the general investment outlook in the relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the Adviser;

•  Arrangements regarding the distribution of Fund shares;

•  The procedures used to determine the fair value of the Fund's assets;

•  The allocation of brokerage and the benefits received by the Adviser as the result of brokerage allocation; including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

•  The terms of the Advisory Agreement, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

•  Operating expenses (including transfer agency expenses) to be paid to third parties; and

•  Information to be provided to investors, including the Fund's shareholders.

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Special Committee reviewed material furnished by Eaton Vance at the initial Board meeting held on January 14, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Eaton Vance Short Duration Diversified Income Fund

BOARD OF TRUSTEES' APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Special Committee was aware of the unusual nature of the management fee and the ways in which this fee differs from more traditional closed-end fund fee structures. In particular, the Special Committee was aware of and carefully considered the concept of "total leveraged assets." The Special Committee recognized that this will result in the payment of a fee based, in part, upon an amount consisting of notional exposures created by foreign forward currency contracts, futures contracts and swap agreements based upon foreign currencies, issuers or markets ("Foreign Synthetic Instruments"). The Special Committee was aware that this would cause the management fee borne by Common Shareholders to increase to the extent that the Adviser invests in such instruments.

The Special Committee believed that this fee structure is appropriate in the context of the Fund's specific investment program. In this regard, the Special Committee considered the advantages to the Fund's investment program of increasing investment exposure in the Fund's Foreign Obligations component through investments in Foreign Synthetic Instruments. The Adviser explained and the Special Committee considered the economic equivalence, and the similarities from an investment management perspective, of investments in Foreign Synthetic Instruments as compared, for example, to making foreign bank deposits or investing in foreign government debt obligations. The Adviser explained and the Special Committee also considered that, to make direct Foreign Obligation investments (such as foreign deposits or purchasing foreign debt securities), the Fund would have to deploy assets that could otherwise be utilized in the other two components of the Fund's investment program.

The Adviser also explained and the Special Committee considered that the Fund is designed to use leverage as part of its on-going investment strategy. The Adviser represented to the Special Committee that, if the Fund were to invest in direct Foreign Obligations on a leveraged basis through more conventional means, such as borrowings or the issuance of preferred shares, the Fund would incur significant additional costs not involved in obtaining these exposures through the use of Foreign Synthetic Instruments. In the case of borrowings, the Fund would be required to pay certain facility set up costs as well as interest on borrowed funds. These amounts would be borne by Common Shareholders. In the case of issuing preferred shares, Common Shareholders would bear the offering costs of such securities (including selling commissions), as well as the required periodic dividend payments. Preferred shares also provide substantially less flexibility and substantially higher costs in adjusting the level of leverage utilized from time-to-time. The Adviser explained and the Special Committee considered that the creation of leverage through investments in Foreign Synthetic Instruments can be expected to be more efficient and cost effective than the alternatives.

The Adviser also explained, and the Special Committee considered, that the analysis and work by the Adviser in connection with direct foreign investments is demanding and requires substantial expertise and that the analysis and work required in creating notional exposures through investments in Foreign Synthetic Instruments is similarly demanding and requires substantially the same level of expertise. The Adviser also explained, and the Special Committee considered, that substantial expertise is required in connection with creating investment leverage through lines of credit or issuances of preferred Stock and that substantial expertise is also required in creating leverage through Foreign Synthetic Instruments. Accordingly, the Special Committee concluded that it would be appropriate to compensate the Adviser for the exposures created by investing in Foreign Synthetic Instruments to the same extent as the Adviser would be compensated were the Adviser to create leverage and invest directly in foreign investments. The Special Committee also considered the potential conflicts of interest that may arise from the proposed method of compensating the Adviser and the manner in which these potential conflicts would be managed. In this regard, the Special Committee requested and the Adviser agreed to net long and short exposures in the same currency in determining "total leveraged assets" for purposes of calculating the fee so that the Adviser would only receive fees based upon the actual investment exposures created for the Fund. The Special Committee also considered the manner in which the Adviser would "segregate" or otherwise identify specific assets to cover the Fund's obligations with respect to Foreign Synthetic Instruments and the limitations resulting from such actions on the extent to which the Fund would be able to leverage its exposures through such investments. The Special Committee requested, and the Adviser agreed to provide periodic reports to the Special Committee on the manner in which fees with respect to these exposures are calculated as a means of further monitoring such potential conflicts. The Special Committee was advised by its independent legal counsel during these deliberations.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, whereby the Adviser (and not the Fund) would pay Merrill Lynch, Pierce, Fenner & Smith Incorporated to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

Eaton Vance Short Duration Diversified Income Fund

INVESTMENT MANAGEMENT

Officers
Thomas E. Faust Jr.
President
James B. Hawkes
Vice President and Trustee
Christine Johnston
Vice President
Scott H. Page
Vice President
Susan Schiff
Vice President
Payson F. Swaffield
Vice President
Mark S. Venezia
Vice President
James L. O'Connor
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Investment Adviser of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Short Duration Diversified Income Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Eaton Vance Short Duration Diversified Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2319-6/05  CE-SDDISRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders.  The investment adviser will generally support company management on proposals relating to environmental and social policy issues, on matters regarding the state of organization of the company and routine matters related to corporate administration which are not expected to have a significant economic impact on the company or its shareholders.  On all other matters, the investment adviser will review each matter on a case-by-case basis and reserves the right to deviate from the Policies’ guidelines when it believes the situation warrants such a deviation.  The Policies include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to members of senior management of the investment adviser identified in the Policies. Such members of senior management will determine if a conflict exists.  If a conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 9.    Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	June 17, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James L. O’Connor
James L. O’Connor
Treasurer

Date:	June 17, 2005

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	June 17, 2005